UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2016

VIRTUAL PIGGY, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-53944 (Commission File Number)	35-2327649 (I.R.S. Employer Identification No.)
100 S. Murphy Avenue, Suite 200, Sunnyvale, California 94086 (Address of principal executive offices, including zip code) (310) 853-1950 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On May 5, 2016, Virtual Piggy, Inc. (the “Company”) issued $100,000 aggregate principal amount of its 10% Secured Convertible Promissory Notes due March 6, 2017 (the “New Notes”) to an accredited investor.  The New Notes are in addition to currently outstanding promissory notes of the same series, in the principal amount of $2,940,000 (the “Prior Notes”), which were originally due March 5, 2016 and the maturity date thereof was subsequently extended to March 6, 2017 with the consent of the Note holders (the Prior Notes and the New Notes, collectively, the “Notes”).

The Notes are convertible by the holders, at any time, into shares of the Company’s Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”) at a conversion price of $90.00 per share, subject to adjustment for stock splits, stock dividends and similar transactions with respect to the Series B Preferred Stock only.  Each share of Series B Preferred Stock is currently convertible into 100 shares of the Company’s common stock at a current conversion price of $0.90 per share, subject to anti-dilution adjustment as described in the Certificate of Designation of the Series B Preferred Stock.  In addition, pursuant to the terms of a Security Agreement entered into on March 6, 2015 by and among the Company, the Prior Note holders and a collateral agent acting on behalf of the Note holders (the “Security Agreement”), the Notes are secured by a lien against substantially all of the Company’s business assets.  Pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) with respect to the Notes, the Company also granted piggyback registration rights to the holders of the Series B Preferred Stock upon a conversion of the Notes.

The descriptions of the Purchase Agreement, the Notes and the Security Agreement as set forth herein do not purport to be complete and are qualified in their entirety by the provisions of the forms of Purchase Agreement, the Notes and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d)           Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

10.1	Form of Securities Purchase Agreement (1)
10.2	Form of Secured Convertible Promissory Note (2)
10.3	Form of Security Agreement (3)

(1)Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed May 11, 2015.
(2)Incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed May 11, 2015.
(3)Incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K filed May 11, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUAL PIGGY, INC.

Date: May 10, 2016	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Secretary

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